                                AMENDMENT NO. 3

         AMENDMENT NO. 3, dated as of July 1, 1999 (this "Amendment"), to the Fourth Amended and Restated Credit Agreement, dated as of December 21, 1998, by and among Insight Communications Company, L.P., the Lenders party thereto, CIBC Inc. and Fleet Bank, N.A., as Co-Agents, and The Bank of New York, as Agent and as Issuing Bank (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                                    RECITALS

         I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         II. The Borrower has proposed to engage in a series of transactions as follows:

                  A. Corporate Restructuring. The Borrower will undergo a corporate restructuring pursuant to which holders of partnership interests in the Borrower would exchange those interests for shares of common stock of Insight Communications Company, Inc., a Delaware corporation ("Insight Holdings"), resulting in the Borrower being a direct or indirect wholly-owned subsidiary of Insight Holdings (collectively, the "Corporate Restructuring").

                  B. IPO. Immediately after or concurrently with the Corporate Restructuring, Insight Holdings will consummate an initial public offering of shares of its common stock (the "IPO").

                  C. Employee Loans. The Borrower has represented to the Agent and the Lenders that it has existing, non-contingent obligations to certain of its employees (the "Vested Employees"). Substantially simultaneously with the Corporate Restructuring and the IPO, the Vested Employees will be given shares of common stock of Insight Holdings in satisfaction of such obligations. The Borrower has represented to the Agent and the Lenders that the Vested Employees will have to treat the receipt of such shares as "ordinary income" for income tax purposes. The Borrower desires to give each Vested Employee the option of obtaining a loan from the Borrower in an amount up to the federal, state and local income tax liability of such Vested Employee attributable to its receipt of such shares.

         III. In connection with the foregoing, the Borrower has requested that the Agent agree to amend the Credit Agreement upon the terms and conditions contained herein, and the Agent is willing so to agree.

         Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Agent hereby agree as follows:

             Insight Communications Company, L.P. - Amendment No.3


         1. Section 1.1 of the Credit Agreement is amended by adding the following paragraph to the end thereof:

                  Each of the following terms shall have the meaning set forth in Amendment No. 3, dated as of July 1, 1999, to the Credit Agreement ("Amendment No. 3"):

                           "Corporate Restructuring"
                           "Insight Holdings"
                           "IPO"

         2. Section 1.1 of the Credit Agreement is amended by adding the following defined terms thereto in alphabetical order:

                  "Control Group": collectively, Knafel and his Family Group, Willner and his Family
         Group and Kim D. Kelly and her Family Group.
                  "Knafel": as defined in Section 9.1(n).
                  "Willner": as defined in Section 9.1(n).

         3. On the fourth business day following the IPO, each of the following shall occur both simultaneously and automatically:

                  (a) The definition of "Applicable Percentage" contained in
         Section 1.1 of the Credit Agreement is amended by replacing the table set forth therein with the following table:

             Insight Communications Company, L.P. - Amendment No.3


                             Applicable Percentage

                  ------------------------------------------------------------
                      Pricing Level      ABR      Eurodollar    Commitment Fee
                  ------------------------------------------------------------
                  Pricing Level I       0.750%      2.000%          0.375%
                  ------------------------------------------------------------
                  ------------------------------------------------------------
                  Pricing Level II      0.375%      1.625%          0.375%
                  ------------------------------------------------------------
                  ------------------------------------------------------------
                  Pricing Level III     0.125%      1.375%          0.250%
                  ------------------------------------------------------------
                  ------------------------------------------------------------
                  Pricing Level IV      0.000%      1.250%          0.250%
                  ------------------------------------------------------------
                  ------------------------------------------------------------
                  Pricing Level V       0.000%      1.125%          0.250%
                  ------------------------------------------------------------
                  ------------------------------------------------------------
                  Pricing Level VI      0.000%      1.000%          0.250%
                  ------------------------------------------------------------

                  (b) The following definitions contained in Section 1.1 of the Credit Agreement are amended in their entirety to read as follows:

                           "Pricing Level": Pricing Level I, Pricing Level II,
                  Pricing Level III, Pricing Level IV, Pricing Level V or Pricing Level VI, as applicable.

                           "Pricing Level I": any time when the Leverage Ratio
                  is greater than 5.50:1.00.

                           "Pricing Level II": any time when the Leverage Ratio
                  is greater than 5.00:1.00 but less than or equal to 5.50:1.00.

                           "Pricing Level III": any time when the Leverage
                  Ratio is greater than 4.50:1.00 but less than or equal to 5.00:1.00.

                           "Pricing Level IV": any time when the Leverage Ratio
                  is greater than 4.00:1.00 but less than or equal to 4.50:1.00.

                           "Pricing Level V": any time when the Leverage Ratio
                  is greater than 3.50:1.00 but less than or equal to 4.00:1.00.

                           "Pricing Level VI": any time when the Leverage Ratio
                  is less than or equal to 3.50:1.00.

                  (c) Section 7.11(c) of the Credit Agreement is amended and restated in its entirety as follows:


                           (c) Leverage Ratio. Maintain as of any day during
                  the periods set forth below, a Leverage Ratio of not more than the ratios set forth below:

                  -------------------------------------------------------------
                                     Period                             Ratio
                  -------------------------------------------------------------
                  Effective Date through June 30, 2000                6.00:1.00
                  -------------------------------------------------------------
                  -------------------------------------------------------------
                  July 1, 2000 through December 31, 2000              5.50:1.00
                  -------------------------------------------------------------

             Insight Communications Company, L.P. - Amendment No.3


                  -------------------------------------------------------------
                  January 1, 2001 through December 31, 2001           5.00:1.00
                  -------------------------------------------------------------
                  -------------------------------------------------------------
                  January 1, 2002 through December 31, 2002           4.50:1.00
                  -------------------------------------------------------------
                  -------------------------------------------------------------
                  January 1, 2003 and thereafter                      4.00:1.00
                  -------------------------------------------------------------

         4. Section 8.5(d) of the Credit Agreement is amended and restated in its entirety as follows:

                  (d) the following:

                           (i) loans to Vested Employees, in an aggregate principal amount not in excess of $20,000,000 at any one time outstanding, provided that (A) no such loan to a Vested Employee shall be in a sum in excess of an amount equal to the number of shares of common stock of Insight Holdings received by such Vested Employee at the time of the IPO multiplied by the offering price per share thereof in the IPO multiplied by 45.0%, and (B) each such loan shall at all times be (1) evidenced by a promissory note of the relevant Vested Employee, and (2) made and maintained in accordance with Regulation U of the Board of Governors of the Federal Reserve System, and

                           (ii) expense advances on behalf of Affiliates (other than Insight Holdings and its subsidiaries), in an aggregate outstanding principal amount not to exceed $5,000,000 at any one time;

         5. Section 9.1(n) of the Credit Agreement is amended by inserting the following immediately before the phrase "any one or more of the following shall occur":

         (T) the IPO shall not have occurred within one business day after the Corporate Restructuring, (U) at any time after the Corporate Restructuring, the Borrower shall cease to be, directly or indirectly, a wholly-owned Subsidiary of Insight Holdings, (V) any of the shares of capital stock of the Borrower shall be subject to any Lien (other than Liens by operation of law in the ordinary course of business of Insight Holdings), (W) Insight Holdings shall not have contributed at least $70,000,000 to the Borrower, in the form of equity capital from the proceeds of the IPO, on or before the fourth business day following the IPO, (X) the Borrower shall not have prepaid the Loans by at least $70,000,000 on or before the fourth business day following the IPO, (Y) at any time after the Corporate Restructuring, the Control Group shall fail to (1) beneficially own shares of the issued and outstanding common stock of Insight Holdings representing at least 51.0% of the voting interests of all shareholders of Insight Holdings, voting as a single class, free and clear of all Liens (other than by operation of law) or (2) have the ability to elect a majority of the board of directors of Insight Holdings (subject to existing obligations of the Control Group to Vestar Capital Partners III, L.P.) to cause the election of not fewer than two directors thereof designated by Vestar Capital Partners III, L.P., or (Z) at any time before the Corporate Restructuring

             Insight Communications Company, L.P. - Amendment No.3


         6. Paragraphs 1 through 5 hereof shall not be effective until such time as (a) the Borrower shall have paid to the Agent, for the account of each Lender that executes and delivers this Amendment to the Agent on a timely basis, an amendment fee in an amount equal to 0.05% of the Commitment Amount of such Lender, and (b) Required Lenders and each of the Guarantors shall have consented hereto in writing.

         7. The Borrower hereby (a) reaffirms and admits the validity and enforceability of each Loan Document and all of its obligations thereunder, (b) agrees and admits that it has no defense to or offset against any such obligation, and (c) represents and warrants that, as of the date of the execution and delivery hereof by the Borrower and assuming the effectiveness of all of the provisions of this Amendment, no Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Credit Agreement is true and correct in all material respects with the same effect as though such representation and warranty had been made on such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

         8. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

         9. This Amendment may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         10. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                     INSIGHT COMMUNICATIONS COMPANY, L.P.

                                     By:    ICC ASSOCIATES, L.P.,
                                            the sole general partner thereof

                                     By:    INSIGHT COMMUNICATIONS, INC.,
                                            the sole general partner thereof


                                     By:

             Insight Communications Company, L.P. - Amendment No.3


                                     Name:
                                     Title:

             Insight Communications Company, L.P. - Amendment No.3


                                     THE BANK OF NEW YORK,
                                     individually, as Issuing Bank and as Agent


                                     By:
                                     Name:
                                     Title:

             Insight Communications Company, L.P. - Amendment No.3


                                     CIBC WORLD MARKETS CORP.,
                                     individually and as Co-Agent


                                     By:
                                     Name:
                                     Title:

             Insight Communications Company, L.P. - Amendment No.3


                                     FLEET BANK, N.A.,
                                     individually and as Co-Agent


                                     By:
                                     Name:
                                     Title:

             Insight Communications Company, L.P. - Amendment No.3


                                     BANK OF MONTREAL


                                     By:
                                     Name:
                                     Title:

             Insight Communications Company, L.P. - Amendment No.3


                                     BANKBOSTON, N.A.


                                     By:
                                     Name:
                                     Title:

             Insight Communications Company, L.P. - Amendment No.3


                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:
                                     Name:
                                     Title:

             Insight Communications Company, L.P. - Amendment No.3


                                     BANKERS TRUST COMPANY


                                     By:
                                     Name:
                                     Title:

             Insight Communications Company, L.P. - Amendment No.3


                                     acknowledged and consented to:


                                     INSIGHT FINANCE CORPORATION


                                     By:
                                     Name:
                                     Title:


                                     INSIGHT HOLDINGS OF OHIO, LLC


                                     By:
                                     Name:
                                     Title: